EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Taylor Morrison Home Corporation (the “Company”) for the period ending June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Curt VanHyfte, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 26, 2023	/s/ Curt VanHyfte
Curt VanHyfte
Executive Vice President and Chief Financial Officer
Taylor Morrison Home Corporation